                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act File Number: 811-10481

             Cohen & Steers Quality Income Realty Fund, Inc.
           (Exact name of registrant as specified in charter)

            757 Third Avenue, New York, NY           10017
      (Address of principal executive offices)     (Zip code)

                                Robert H. Steers
                     Cohen & Steers Capital Management, Inc.
                                757 Third Avenue
                            New York, New York 10017
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 832-3232

Date of fiscal year end: December 31

Date of reporting period: December 31, 2002

Item 1. Reports to Stockholders.

The registrant's annual report to shareholders, for the period ended December 31, 2002, is hereby included.

Item 9. Controls and Procedures.

(b) There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.



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Item 10. Exhibits.

(b) (1) Certification, dated as of February 26, 2003, of Robert H. Steers, principal executive officer of the registrant.

(b) (2) Certification, dated as of February 26, 2003, of Martin Cohen, principal financial officer of the registrant.

(b) (3) Certification, dated as of February 26, 2003, of Robert H. Steers, chief executive officer, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002.

(b) (4) Certification, dated as of February 26, 2003, of Martin Cohen, chief financial officer, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

By: /s/ Robert H. Steers, Chairman

Date: February 26, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Robert H. Steers, Chairman, Secretary and principal executive officer

Date: February 26, 2003

By: /s/ Martin Cohen, President, Treasurer and principal financial officer

Date: February 26, 2003


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                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

February 7, 2003

To Our Shareholders:

    We are pleased to submit to you our report for the period ended
December 31, 2002. The net asset value per common share at that date was $13.25. During the quarter ended December 31, 2002, three $0.105 per share monthly dividends were declared and paid to common shareholders.

INVESTMENT REVIEW

    For the quarter, Cohen & Steers Quality Income Realty Fund had a total return, based on income and change in net asset value, of - 0.8%. This performance compares to the NAREIT Equity REIT Index's(a) total return of 0.4%. From February 28, 2002 (commencement of operations) through December 31, 2002, the fund's total return was - 2.7%, compared to the NAREIT Equity REIT Index's total return of 2.0%.

    For the third year in a row, REITs produced positive absolute returns in a financial market environment that most equity investors found both challenging and discouraging. Stock market losses over the past three years reached historic proportions as expectations for stronger economic growth and, more importantly, corporate profit growth dimmed continuously throughout the year.

    The best performing REIT sectors were those that experienced the highest earnings growth. Regional mall REITs had a total return of 24.6%, shopping centers were up 17.8%, and the relatively healthy industrial sector rose 17.4%. The worst performers were the office and apartment sectors, which returned
 - 6.3% and - 6.2% respectively. For the second year in a row small capitalization REITs outdistanced larger companies by roughly 9% to 2%, a phenomenon that in our opinion was more the result of declining interest rates than superior fundamentals.

    While REIT share prices escaped the throes of the bear market for the year as a whole, their fundamentals did not. By year end, prices started catching up with earnings prospects. In the first half of the year, REITs had a 13.5% total return. By midyear, however, fears of a return to recession, a decline in earnings expectations, and the growing threats of war shook even REIT investors' confidence. Toward year end, these fears became justified as vacancy rates began to rise at a significant rate. Deterioration was experienced in all sectors with the exception of retail. Consequently, REIT prices retreated, declining by 13.4% in the four months from July through October. The prospect of a delayed recovery in real estate fundamentals (and therefore, REIT earnings) until as late as 2004 dictated this correction in prices. Throughout the second half of the year, earnings estimates for almost all REITs decayed to the point where a modest decline in REIT industry earnings is expected for 2003.

-------------------
(a) The NAREIT Equity REIT Index is an unmanaged, market capitalization weighted index of all publicly traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly traded equity REITs as a whole.

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                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

    Given that the fund's inception date was February 28, 2002 and the initial investment period was not complete until mid-April, the fund's performance characteristics are reflective of the fact that REITs weakened throughout the course of the year. The fund's best performing investments were in the regional mall, shopping center and diversified sectors, which generated total returns of 9.5%, 12.6% and 4.2%, respectively. The common theme among these sectors was the continued resilience of the consumer even as the economy continued to weaken throughout the course of the year. Generationally low interest rates translated into a mortgage refinancing boom, putting more money in consumers' pockets, clearly a good sign for the retail industry. Conversely, this same phenomenon had dramatically negative implications for the apartment sector, as home affordability increased and the rate of home ownership reached its highest level in history. As a result, the fund's apartment investments experienced a total return of - 9.5% from inception through the end of the year.

    For the first time in 10 years, expectations of a decline in earnings also precipitated fears of weakening dividend safety. In fact, two multifamily REITs reduced their dividends in the fourth quarter. It is expected by many that several more such cuts, particularly in the apartment sector, are in the offing this year. Again, the speed with which fundamentals deteriorated for some of these companies was alarming. At year end 2001, REIT free cash flows covered dividends by a ratio of 1.5, whereas by year end 2002 this ratio declined to
1.3. We believe it is unlikely to go much lower and, as a result, any notion of widespread dividend cuts is totally unwarranted in our view. Despite this cyclical downturn, we believe that our portfolio companies are extremely well capitalized, well managed and well positioned for a cyclical recovery.

    In other developments in 2002, net inflows into REIT mutual funds, at $3.4 billion, plus another $2.3 billion in closed-end REIT funds, were the highest since 1998 and were consistent throughout the year. This was in contrast to the persistent flow out of other equity mutual funds. However, despite favorable investor sentiment REITs raised very little equity capital. There was only one sizable initial public offering of note, made by Heritage Property Investment Trust, and $5.8 billion was raised in all other REIT common stock offerings. Even though interest rates reached and remained at generational lows, REITs in aggregate did not borrow more in 2002 than in 2001. We believe this lack of appetite for capital is the result of a shortage of compelling investment opportunities coupled with a strong investment and capital markets discipline. Property prices generally rose throughout the year, the result of the strength of demand for realty investments by those who remained unfazed by moderating rental income growth. This permitted REITs to transact a record volume of property sales while at the same time validating our belief that, in general, REIT stocks continue to trade at discounts to the value of their underlying assets.

INVESTMENT OUTLOOK

    As has been our outlook for the past year, we believe that economic growth will continue at a moderate pace over the coming quarters and well into 2004. With unprecedented fiscal and monetary stimulus already in the

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                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

system, recently introduced additional stimulus, a weakening dollar and the upcoming presidential election in 2004, this case has only grown stronger. Perhaps the largest uncertainties that remain ahead are the war on terror (which will likely last for a long time) and the potential war in Iraq (which, if it happens, could be fairly short). Our sense is that these concerns are already discounted in REIT share prices and perhaps the overall stock market as well. Nonetheless, they will likely increase the popularity of a more conservative, income-oriented approach to investing that emphasizes absolute returns -- an approach that we believe will favor REITs.

    Currently, we face two misperceptions in our industry. The first is that REIT share prices are disconnected from real estate and REIT fundamentals. On the contrary, the previously noted REIT market decline in the second half of last year most likely discounted currently weak fundamentals. We believe that REIT share prices remain connected with net asset values, which have been buoyed by the robust private market. Looking forward, the key to investment success in 2003 will be to accurately project the outlook for profit growth in 2004. Because real estate is an asset class that has considerable visibility, any profit recovery will be evident well in advance. In our opinion, the key factors are economic and job growth, and how they translate into improving health for real estate markets. Just as there was a collapse in demand for space in the past two years, we expect to see an improvement in demand as the economic recovery continues to unfold. Because the supply of new space has been relatively low for many property types, our expectation is that as the year progresses we will see sequential improvement in occupancy rates, rental rates and profits for just about every sector of the REIT industry. If the economy responds as strongly as we expect, real estate fundamentals in some sectors may potentially recover as fast as they deteriorated last year.

    The second misperception is that if stocks do well in 2003, REITs will not. History simply does not corroborate this assertion and the diversification benefits of REITs are extant irrespective of the stock market cycle. Whereas many analysts have tried to predict REIT performance relative to the stock market, we believe that this is simply not an appropriate comparison. In addition, the stock market debacle of the past three years has disillusioned many investors and encouraged greater investment in what are viewed as more predictable asset classes, such as real estate. The continued demand for property investments has stabilized private market values, and there are a growing number of institutional and individual investors seeking to increase their exposure to the real estate asset class. The proven success of the REIT format has attracted much of this capital to the public market. Early estimates indicate that in 2002 REITs garnered over 20% of institutional investor real estate commitments, more than double that in 2001. Real estate values should hold up as long as the economy grows, interest rates do not soar, and the demand for property investment remains strong -- all of which we expect to happen. Finally, with interest rates and total return expectations generally very low, achieving one's investment objective primarily through current income, rather than significant capital appreciation, may well attract even more investors to REITs.

    The persistent strength of real estate prices has left REITs with very limited new investment opportunities in many sectors. One result is that we have seen a return to substantial share buybacks by many REITs. In addition,

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                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

if REIT share prices languish, we would fully expect that REITs themselves would be targets of opportunistic investors. Indeed, toward the close of last year, Simon Property Group, the nation's largest owner of shopping centers, launched a hostile acquisition campaign for Taubman Centers. While the outcome of this contest is still undecided, it is representative of the discounts from asset value at which many public companies today are selling. We believe that for the companies with the best quality properties, anything more than a modest discount from NAV will invite corporate action to close that gap, thereby mitigating a great deal of downside risk.

    In terms of portfolio positioning, we enter 2003 with our largest absolute and relative weighting in the office sector. The major office owners today are among the most undervalued in our universe, with excellent balance sheets that afford them significant financial flexibility. They are selling at the greatest discounts from net asset value, even greater discounts from replacement cost, and have high dividend yields that we believe are adequately covered by cash flows. We are maintaining an underweight position in the apartment sector because of the persistence of new construction despite continually declining demand. It is unlikely that we will change this view until we see a meaningful improvement in the employment picture, preferably coupled with a slowdown in the surge of single-family home ownership. Our expectations for a stronger economy warrant a significant representation in both the regional mall and industrial sectors. We are continuing to avoid the hotel sector until the companies are in a position to begin paying normalized dividends again.

    If there are any lingering doubts about REIT investment characteristics, REITs' performance in 2002 should have laid them to rest. While some investors may be tempted to become 'market timers' in response to the high volatility and poor returns from stocks over the past several years, we believe that they would be much better served by practicing portfolio diversification. The ability of REITs to produce attractive absolute returns -- with the majority of returns coming from income -- has earned them an important role in many investors' portfolios.

THE TAXATION OF DIVIDENDS

    The centerpiece of the Bush administration's recently announced economic stimulus plan is to eliminate the double taxation of corporate dividends by making them tax-free at the shareholder level. It is a proposal that, depending on how it is adopted, could have wide ranging implications for the financial markets and corporate dividend policies. Although details have not yet been formulated, it is generally believed that REIT dividends would not be eligible for this tax-exempt status because REITs do not pay taxes. It is also generally believed that if REIT dividends remain subject to taxation, REITs would be somewhat less tax-advantaged than they have been historically with respect to some parts of the investor universe.

    Without knowing the final details (such as whether there will be any limitations on this exclusion), which indeed we may not know until a bill is signed into law, it is very difficult to draw any firm conclusions. However, there are a few points worth making. First, this provision would not remove any of the intrinsic advantages that REITs currently enjoy -- it essentially leaves them unchanged. Second is that the majority of shareholders at large,

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                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

including REIT shareholders, are already tax-exempt. For pension funds, endowments and retirement accounts, as examples, the high dividends of REITs will remain at least as attractive, if not more so, no matter what the tax status is for other securities. And third, we believe the major determinant of all security prices, including those of REITs, will be fundamentals. Thus, whatever the outcome of this tax bill, our primary focus will continue to be the analysis and assessment of real estate fundamentals, and the impact of these fundamentals on REIT share prices.

Sincerely,

             MARTIN COHEN        ROBERT H. STEERS
             MARTIN COHEN        ROBERT H. STEERS
             President           Chairman

                      GREG E. BROOKS
                      GREG E. BROOKS
                      Portfolio Manager


         Cohen & Steers is online at COHENANDSTEERS.COM

    We have enhanced both the look and features of our Web site to give you more information about our company, our funds, and the REIT market in general. Check out our interactive Asset Allocation Tool, which allows you to hypothetically add REITs to any portfolio to see how they impact expected total returns and risk. Or try the Fund Performance Calculator and see how our funds have performed versus the S&P 500 Index or Nasdaq Composite. As always, you can also get daily net asset values, fund fact sheets, portfolio highlights, recent news articles and our overall insights on the REIT market.

              So visit us today at COHENANDSTEERS.COM

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                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2002

                                                            NUMBER         VALUE       DIVIDEND
                                                          OF SHARES      (NOTE 1)      YIELD(a)
                                                          ----------   -------------   --------
EQUITIES                                       156.64%
  COMMON STOCK                                 115.53%
    DIVERSIFIED                                  3.03%
         Colonial Properties Trust.....................      457,100   $  15,513,974     7.78%
                                                                       -------------
    HEALTH CARE                                 16.46%
         Health Care Property Investors................      535,200      20,498,160     8.67
         Health Care REIT..............................      982,825      26,585,416     8.65
         Nationwide Health Properties..................    1,459,100      21,784,363    12.32
         Ventas........................................    1,347,500      15,428,875     8.30
                                                                       -------------
                                                                          84,296,814
                                                                       -------------
    INDUSTRIAL                                   3.87%
         First Industrial Realty Trust.................      465,600      13,036,800     9.79
         Keystone Property Trust.......................      397,900       6,752,363     7.66
                                                                       -------------
                                                                          19,789,163
                                                                       -------------
    OFFICE                                      42.09%
         Arden Realty..................................      784,100      17,367,815     9.12
         Brandywine Realty Trust.......................      960,900      20,957,229     8.07
         CarrAmerica Realty Corp.......................      654,100      16,385,205     7.98
         Crescent Real Estate Equities Co..............    1,476,500      24,568,960     9.01
         Equity Office Properties Trust................    1,188,500      29,688,730     8.01
         Highwoods Properties..........................      980,100      21,660,210    10.59
         Mack-Cali Realty Corp.........................      978,500      29,648,550     8.32
         Prentiss Properties Trust.....................      853,800      24,145,464     7.92
         Vornado Realty Trust..........................      834,543      31,045,000     7.31
                                                                       -------------
                                                                         215,467,163
                                                                       -------------
    OFFICE/INDUSTRIAL                            9.51%
         Kilroy Realty Corp............................      142,600       3,286,930     8.59
         Liberty Property Trust........................      956,400      30,547,416     7.51
         Reckson Associates Realty Corp. -- Class B....      663,800      14,869,120    11.56
                                                                       -------------
                                                                          48,703,466
                                                                       -------------

-------------------
(a) Dividend yield is computed by dividing the security's current annual dividend rate by the last sale price on the principal exchange, or market, on which such security trades. The dividend yield has not been audited by PricewaterhouseCoopers LLP.

                See accompanying notes to financial statements.
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                                       6




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                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

                      SCHEDULE OF INVESTMENTS--(CONTINUED)
                               DECEMBER 31, 2002

                                                            NUMBER         VALUE       DIVIDEND
                                                          OF SHARES      (NOTE 1)       YIELD
                                                          ----------   -------------   --------
    RESIDENTIAL -- APARTMENT                    11.45%
         Apartment Investment & Management Co.
           --Class A...................................      336,900   $  12,627,012     8.75%
         Archstone-Smith Trust.........................      347,600       8,182,504     7.26
         Camden Property Trust.........................       69,600       2,296,800     7.70
         Gables Residential Trust......................      514,700      12,831,471     9.67
         Home Properties of New York...................      383,000      13,194,350     7.08
         Post Properties...............................      259,200       6,194,880     7.53
         Summit Properties.............................      183,800       3,271,640     7.58
                                                                       -------------
                                                                          58,598,657
                                                                       -------------
    SHOPPING CENTER                             29.12%
      COMMUNITY CENTER                          12.68%
         Developers Diversified Realty Corp............    1,253,178      27,557,384     6.91
         Federal Realty Investment Trust...............      441,200      12,406,544     6.90
         Kramont Realty Trust..........................    1,293,300      18,946,845     8.87
         Urstadt Biddle Properties--Class A............      544,000       6,027,520     7.58
                                                                       -------------
                                                                          64,938,293
                                                                       -------------
      REGIONAL MALL                             16.44%
         Glimcher Realty Trust.........................      281,300       4,993,075    10.82
         Macerich Co...................................    1,280,757      39,383,278     7.41
         Mills Corp....................................    1,198,900      35,175,726     7.46
         Taubman Centers...............................      283,000       4,593,090     6.41
                                                                       -------------
                                                                          84,145,169
                                                                       -------------
         TOTAL SHOPPING CENTER.........................                  149,083,462
                                                                       -------------
             TOTAL COMMON STOCK (Identified
                cost--$626,043,727)....................                  591,452,699
                                                                       -------------
  PREFERRED STOCK                               41.11%
    HEALTH CARE                                  0.14%
         Health Care Property Investments, 8.70%,
           Series B....................................       10,000         254,000     8.58
         Health Care Property Investments, 8.60%,
           Series C....................................       18,800         470,000     8.60
                                                                       -------------
                                                                             724,000
                                                                       -------------

                See accompanying notes to financial statements.
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                                       7




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                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

                      SCHEDULE OF INVESTMENTS--(CONTINUED)
                               DECEMBER 31, 2002

                                                            NUMBER         VALUE       DIVIDEND
                                                          OF SHARES      (NOTE 1)       YIELD
                                                          ----------   -------------   --------
    HOTEL                                       10.38%
         FelCor Lodging Trust, 9.00%, Series B(a)......    1,004,800   $  24,718,080     9.15%
         Innkeepers USA Trust, 8.625%, Series A........       80,300       1,943,260     8.93
         LaSalle Hotel Properties, 10.25%, Series A(b).    1,000,000      26,500,000     9.66
                                                                       -------------
                                                                          53,161,340
                                                                       -------------
    INDUSTRIAL                                   0.04%
         Centerpoint Properties Trust, 8.48%,
           Series A....................................        8,300         211,401     8.32
                                                                       -------------
    OFFICE                                      10.41%
         CarrAmerica Realty Corp., 8.55%, Series C.....       46,600       1,178,048     8.47
         Crescent Real Estate Equities Co., 6.75%,
           Series A (Convertible)(c)...................    1,888,900      36,455,770     8.76
         HRPT Properties Trust, 8.75%, Series B........      120,000       3,064,800     8.57
         Highwoods Properties, 8.625%, Series A........       13,195      12,592,978     9.04
                                                                       -------------
                                                                          53,291,596
                                                                       -------------
    OFFICE/INDUSTRIAL                            0.18%
         PS Business Parks, 9.25%, Series A............       10,800         279,180     8.94
         PS Business Parks, 8.75%, Series F............        4,100         109,265     8.22
         ProLogis, 8.54%, Series C.....................        4,000         202,750     8.42
         ProLogis, 8.75%, Series E.....................       13,000         336,050     8.47
                                                                       -------------
                                                                             927,245
                                                                       -------------
    RESIDENTIAL--APARTMENT                       6.03%
         Apartment Investment & Management Co., 8.75%,
           Series D....................................        8,600         212,850     8.85
         Apartment Investment & Management Co., 10.10%,
           Series R....................................      950,000      24,937,500     9.52
         Home Properties of New York, 9.00%,
           Series F....................................      196,000       5,174,400     8.52
         Mid-America Apartment Communities, 8.875%,
           Series B....................................       21,800         542,820     8.92
                                                                       -------------
                                                                          30,867,570
                                                                       -------------
    SHOPPING CENTER                             13.93%
      COMMUNITY CENTER                           7.47%
         Commercial Net Lease Realty, 9.00%,
           Series A....................................       25,000         640,000     8.79
         Developers Diversified Realty Corp., 8.60%,
           Series F....................................    1,039,400      26,816,520     8.33
         Federal Realty Investment Trust, 8.50%,
           Series B....................................      310,300       7,990,225     8.27
         New Plan Excel Realty Trust, 8.625%,
           Series B....................................      110,100       2,774,520     8.57
                                                                       -------------
                                                                          38,221,265
                                                                       -------------

-------------------
(a) 323,000 shares segregated as collateral for the interest rate swap transactions (Note 6).

(b) 157,000 shares segregated as collateral for the interest rate swap transactions (Note 6).

(c) 295,000 shares segregated as collateral for the interest rate swap transactions (Note 6).

                See accompanying notes to financial statements.
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                                       8




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                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

                      SCHEDULE OF INVESTMENTS--(CONTINUED)
                               DECEMBER 31, 2002

                                                            NUMBER         VALUE       DIVIDEND
                                                          OF SHARES      (NOTE 1)       YIELD
                                                          ----------   -------------   --------
      OUTLET CENTER                              0.13%
         Chelsea Property Group, 8.375%, Series A......       14,000   $     667,625     8.79%
                                                                       -------------
      REGIONAL MALL                              6.33%
         CBL & Associates Properties, 8.75%,
           Series B....................................      430,000      22,317,000     8.44
         Mills Corp., 9.00%, Series B..................       55,300       1,423,975     8.74
         Mills Corp., 9.00%, Series C(d)...............      159,600       3,990,000     9.00
         Rouse Capital, 9.25%, Series Z................       30,000         760,500     9.11
         Simon Property Group, 8.75%, Series F.........       30,000         803,100     8.18
         Taubman Centers, 8.30%, Series A..............      127,600       3,107,060     8.54
                                                                       -------------
                                                                          32,401,635
                                                                       -------------
         TOTAL SHOPPING CENTER.........................                   71,290,525
                                                                       -------------
             TOTAL PREFERRED STOCK (Identified
                cost--$203,377,557)....................                  210,473,677
                                                                       -------------
             TOTAL EQUITIES (Identified
                cost--$829,421,284)....................                  801,926,376
                                                                       -------------
                                                          PRINCIPAL
                                                            AMOUNT
                                                          ----------
COMMERCIAL PAPER                               0.95%
         United Bank of Switzerland Financial, 1.13%,
           due 01/02/03
           (Identified cost--$4,841,848)...............   $4,842,000       4,841,848
                                                                       -------------
TOTAL INVESTMENTS (Identified
   cost--$834,263,132)......................... 157.59%                  806,768,224
LIABILITIES IN EXCESS OF OTHER ASSETS  ........ (2.90)%                  (14,816,368)
LIQUIDATION VALUE OF TAXABLE AUCTION MARKET PREFERRED
    SHARES:
  SERIES T, SERIES W, SERIES TH, AND SERIES F
  (Equivalent to $25,000 per share based on
  2,800 shares outstanding per class) .........(54.69)%                 (280,000,000)
                                                -----                  -------------
NET ASSETS--COMMON STOCK (Equivalent to $13.25 per
  share based on 38,636,322 shares of capital stock
  outstanding) ................................ 100.00%                $ 511,951,856
                                                ------                 -------------
                                                ------                 -------------

-------------------
(d) The fund prices this security at fair value using procedures approved by the fund's board of directors.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       9

--------------------------------------------------------------------------------
                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2002

ASSETS:
    Investments in securities, at value (Identified
      cost -- $834,263,132) (Note 1)........................  $806,768,224
    Cash....................................................           526
    Dividends and interest receivable.......................     5,592,562
    Receivable for investment securities sold...............        29,141
    Other assets............................................        30,606
                                                              ------------
         Total Assets.......................................   812,421,059
                                                              ------------
LIABILITIES:
    Payable for investment securities purchased.............       375,649
    Unrealized depreciation on interest rate swap
      transactions (Note 6).................................    18,447,623
    Payable for dividends declared on common shares.........       537,741
    Interest payable on interest rate swap transactions.....       466,131
    Payable to investment adviser...........................       354,166
    Payable for dividends declared on preferred shares......       169,652
    Other liabilities.......................................       118,241
                                                              ------------
         Total Liabilities..................................    20,469,203
                                                              ------------
LIQUIDATION VALUE OF PREFERRED SHARES:
    Taxable auction market preferred shares, Series T
      ($25,000 liquidation value, $0.001 par value, 2,800
      shares issued and outstanding) (Notes 1 and 5)........    70,000,000
    Taxable auction market preferred shares, Series W
      ($25,000 liquidation value, $0.001 par value, 2,800
      shares issued and outstanding) (Notes 1 and 5)........    70,000,000
    Taxable auction market preferred shares, Series TH
      ($25,000 liquidation value, $0.001 par value, 2,800
      shares issued and outstanding) (Notes 1 and 5)........    70,000,000
    Taxable auction market preferred shares, Series F
      ($25,000 liquidation value, $0.001 par value, 2,800
      shares issued and outstanding) (Notes 1 and 5)........    70,000,000
                                                              ------------
                                                               280,000,000
                                                              ------------
TOTAL NET ASSETS APPLICABLE TO COMMON SHARES................  $511,951,856
                                                              ------------
                                                              ------------
TOTAL NET ASSETS APPLICABLE TO COMMON SHARES consist of:
    Common stock ($0.001 par value, 38,636,322 shares issued
      and outstanding) (Notes 1 and 5)......................  $549,213,484
    Accumulated net realized gain on investments............     8,680,903
    Net unrealized depreciation on investments and interest
      rate swap transactions................................   (45,942,531)
                                                              ------------
                                                              $511,951,856
                                                              ------------
                                                              ------------
NET ASSET VALUE PER COMMON SHARE:
    ($511,951,856[div]38,636,322 shares outstanding)........  $      13.25
                                                              ------------
                                                              ------------
MARKET PRICE PER COMMON SHARE...............................  $      13.05
                                                              ------------
                                                              ------------
MARKET PRICE PREMIUM/(DISCOUNT) TO NET ASSET VALUE PER
  COMMON SHARE..............................................         (1.51)%
                                                              ------------
                                                              ------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       10

--------------------------------------------------------------------------------
                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

                            STATEMENT OF OPERATIONS
                    FOR THE PERIOD ENDED DECEMBER 31, 2002(a)

Investment Income (Note 1):
    Dividend income.........................................  $ 51,366,933
    Interest income.........................................       833,477
                                                              ------------
         Total Income.......................................    52,200,410
                                                              ------------
Expenses:
    Investment Management Fees (Note 2).....................     5,597,395
    Interest expense on interest rate swap transactions
       (Note 6).............................................     5,029,510
    Auction agent fees......................................       549,933
    Administration fees (Note 2)............................       270,488
    Professional fees.......................................       121,867
    Reports to shareholders.................................       102,610
    Custodian fees and expenses.............................        81,331
    Directors' fees and expenses (Note 2)...................        38,700
    Transfer agent fees and expenses........................        16,951
    Miscellaneous...........................................        79,458
                                                              ------------
         Total Expenses.....................................    11,888,243
    Reduction of Expenses (Note 2)..........................    (2,107,254)
                                                              ------------
         Net Expenses.......................................     9,780,989
                                                              ------------
Net Investment Income.......................................    42,419,421
                                                              ------------
Net Realized and Unrealized Loss on Investments:
    Net realized loss on investments........................    (2,358,962)
    Net change in unrealized depreciation on investments....   (27,494,908)
    Net change in unrealized depreciation on interest rate
       swap transactions....................................   (18,447,623)
                                                              ------------
         Net realized and unrealized loss on investments....   (48,301,493)
                                                              ------------
Net Decrease Resulting from Operations......................    (5,882,072)
                                                              ------------
Less Dividends and Distributions to Preferred Shareholders
  from:
    Net investment income...................................    (3,509,955)
    Net realized gain on investments........................      (434,405)
                                                              ------------
         Total dividends and distributions to preferred
            shareholders....................................    (3,944,360)
                                                              ------------
Net Decrease in Net Assets from Operations Applicable to
  Common Shares.............................................  $ (9,826,432)
                                                              ------------
                                                              ------------

-------------------
(a) The fund commenced operations on February 28, 2002.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       11

--------------------------------------------------------------------------------
                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

         STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON SHARES

                                                                 FOR THE PERIOD
                                                               FEBRUARY 28, 2002(a)
                                                                    THROUGH
                                                               DECEMBER 31, 2002
                                                               -------------------
Change in Net Assets Applicable to Common Shares:
    From Operations:
         Net investment income..............................      $ 42,419,421
         Net realized loss on investments...................        (2,358,962)
         Net change in unrealized depreciation on
            investments and interest rate swap transactions.       (45,942,531)
                                                                  ------------
              Net decrease resulting from operations........        (5,882,072)
                                                                  ------------
    Less Dividends and Distributions to Preferred
       Shareholders from:
         Net investment income..............................        (3,509,955)
         Net realized gain on investments...................          (434,405)
                                                                  ------------
              Total dividends and distributions to preferred
                shareholders................................        (3,944,360)
                                                                  ------------
         Net decrease in net assets from operations
            applicable to common shares.....................        (9,826,432)
                                                                  ------------
    Less Dividends and Distributions to Common Shareholders
       from:
         Net investment income..............................       (24,413,662)
         Net realized gain on investments...................        (3,021,534)
         Tax return of capital..............................        (8,942,086)
                                                                  ------------
              Total dividends and distributions to common
                shareholders................................       (36,377,282)
                                                                  ------------
    Capital Stock Transactions (Note 5):
         Increase in net assets from common share
            transactions....................................       557,997,269
         Increase in net assets from shares issued to common
            shareholders for reinvestment of dividends......         3,417,272
         Decrease in net assets from underwriting
            commissions and offering expenses from issuance
            of preferred shares.............................        (3,360,947)
                                                                  ------------
              Net increase in net assets from capital stock
                transactions................................       558,053,594
                                                                  ------------
              Total increase in net assets applicable to
                common shares...............................       511,849,880
    Net Assets Applicable to Common Shares:
         Beginning of period................................           101,976
                                                                  ------------
         End of period......................................      $511,951,856
                                                                  ------------
                                                                  ------------

-------------------
(a) Commencement of Operations.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       12

--------------------------------------------------------------------------------
                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

                              FINANCIAL HIGHLIGHTS

    The following table includes selected data for a common share outstanding throughout the period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                                                                   FOR THE PERIOD
                                                                 FEBRUARY 28, 2002(b)
                                                                       THROUGH
PER SHARE OPERATING PERFORMANCE:                                  DECEMBER 31, 2002
--------------------------------                                 -------------------
Net asset value per common share, beginning of period.......         $    14.57
                                                                     ----------
Income from investment operations:
    Net investment income...................................               1.00
    Net realized and unrealized loss on investments.........              (1.12)
                                                                     ----------
        Total loss from investment operations...............              (0.12)
                                                                     ----------
Less dividends and distributions to preferred shareholders
  from:
      Net investment income.................................              (0.09)
      Net realized gain on investments......................              (0.01)
                                                                     ----------
        Total dividends and distributions to preferred
          shareholders......................................              (0.10)
                                                                     ----------
        Total from investment operations applicable to
          common shares.....................................              (0.22)
                                                                     ----------
Less: Offering and organization costs charged to paid-in
        capital -- common shares............................              (0.03)
      Offering and organization costs charged to paid-in
        capital -- preferred shares.........................              (0.09)
      Dilutive effect of common share offering..............              (0.03)
                                                                     ----------
        Total offering and organization costs...............              (0.15)
                                                                     ----------
Less: dividends and distributions to common shareholders
  from:
      Net investment income.................................              (0.64)
      Net realized gain on investments......................              (0.08)
      Tax return of capital.................................              (0.23)
                                                                     ----------
        Total dividends and distributions to common
          shareholders......................................              (0.95)
                                                                     ----------
Net decrease in net asset value per common share............              (1.32)
                                                                     ----------
Net asset value, per common share, end of period............         $    13.25
                                                                     ----------
                                                                     ----------
Market value, per common share, end of period...............         $    13.05
                                                                     ----------
                                                                     ----------
Net asset value total return(c).............................             - 2.73%(d)
                                                                     ----------
                                                                     ----------
Market value return(c)......................................             - 6.95%(d)
                                                                     ----------
                                                                     ----------

-------------------

(b) Commencement of operations.

(c) Total market value return is computed based upon the New York Stock Exchange market price of the fund's shares and excludes the effects of brokerage commissions. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the fund's dividend reinvestment plan. Total net asset value return measures the changes in value over the period indicated, taking into account dividends as reinvested.

(d) Not annualized.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       13

--------------------------------------------------------------------------------
                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

                      FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                                   FOR THE PERIOD
                                                                 FEBRUARY 28, 2002(a)
                                                                       THROUGH
                                                                  DECEMBER 31, 2002
                                                                 -------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets applicable to common shares, end of period (in
  millions).................................................         $    512.0
                                                                     ----------
                                                                     ----------
Ratio of expenses to average daily net assets applicable to
  common shares (before expense reduction)..................               2.63%(c)
                                                                     ----------
                                                                     ----------
Ratio of expenses to average daily net assets applicable to
  common shares (net of expense reduction)..................               2.16%(c)
                                                                     ----------
                                                                     ----------
Ratio of net investment income to average daily net assets
  applicable to common shares (before expense reduction)....               8.91%(c)
                                                                     ----------
                                                                     ----------
Ratio of net investment income to average daily net assets
  applicable to common shares (net of expense reduction)....               9.38%(c)
                                                                     ----------
                                                                     ----------
Ratio of expenses to average daily managed assets (before
  expense reduction)(b).....................................               1.79%(c)
                                                                     ----------
                                                                     ----------
Ratio of expenses to average daily managed assets (net of
  expense reduction)(b).....................................               1.47%(c)
                                                                     ----------
                                                                     ----------
Portfolio turnover rate.....................................              12.37%(d)
                                                                     ----------
                                                                     ----------
PREFERRED SHARES:
Liquidation value, end of period (in 000's).................         $  280,000
                                                                     ----------
                                                                     ----------
Total shares outstanding (in 000's).........................                 11
                                                                     ----------
                                                                     ----------
Asset coverage per share....................................         $   70,710
                                                                     ----------
                                                                     ----------
Liquidation preference per share............................         $   25,000
                                                                     ----------
                                                                     ----------
Average market value per share(e)...........................         $   25,000
                                                                     ----------
                                                                     ----------

-------------------

(a) Commencement of operations.

(b) Represents net assets applicable to common shares plus liquidation preference of preferred shares.

(c) Annualized.

(d) Not annualized.

(e) Based on weekly prices.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       14

--------------------------------------------------------------------------------
                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

                         NOTES TO FINANCIAL STATEMENTS

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

    Cohen & Steers Quality Income Realty Fund, Inc. (the fund) was incorporated under the laws of the State of Maryland on August 22, 2001 and is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The fund had no operations until February 15, 2002 when it sold 7,000 shares of common stock for $100,275 to Cohen & Steers Capital Management, Inc. (the investment manager). In addition, on February 27, 2002, the investment manager made a capital contribution of $1,701 to the fund. Investment operations commenced on February 28, 2002.

    The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

    Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the board of directors shall determine in good faith to reflect its fair market value.

    Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. (Nasdaq) national market system are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

    Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the investment manager to be over-the-counter, but excluding securities admitted to trading on the Nasdaq national list, are valued at the mean of the current bid and asked prices as reported by Nasdaq, the National Quotations Bureau or such other comparable sources as the board of directors deems appropriate to reflect their fair market value. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the board of directors to reflect the fair market value of such securities. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the board of directors believes reflect most closely the value of such securities.

    Short-term debt securities, which have a maturity of 60 days or less, are valued at amortized cost which approximates value.

--------------------------------------------------------------------------------
                                       15

--------------------------------------------------------------------------------
                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

    Interest Rate Swaps: The fund uses interest rate swaps in connection with the sale of taxable auction market preferred shares. In an interest rate swap, the fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty agreeing to pay the fund a variable rate payment that is intended to approximate the fund's variable rate payment obligation on the taxable auction market preferred shares. The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the common shares. The market value of interest rate swaps is based on pricing models that consider the time value of money, volatility, the current market and contractual prices of the underlying financial instrument.

    Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for accounting and tax purposes. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Discounts and premiums of securities purchased are amortized using the scientific method over their respective lives.

    Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid to common shareholders monthly. Dividends to shareholders are recorded on the ex-dividend date. A portion of the fund's dividend may consist of amounts in excess of net investment income derived from nontaxable components of the dividends from the fund's portfolio investments. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually.

    Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ form generally accepted accounting principals.

    Series T, Series TH, and Series F preferred shares pay dividends based on a variable interest rate set at auctions, normally held every seven days. Dividends for Series T, Series TH, and Series F preferred shares are accrued for the subsequent seven day period on the auction date. In most instances, dividends are payable every seven days, on the first business day following the end of the dividend period.

    Series W preferred shares pay dividends based on a variable interest rate set at auctions, normally held every 28 days. Dividends for Series W preferred shares are accrued for the subsequent 28 day period on the auction date. In most instances, dividends are payable every 28 days, on the first business day following the end of the dividend period.

    Federal Income Taxes: It is the policy of the fund to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary.

--------------------------------------------------------------------------------
                                       16

--------------------------------------------------------------------------------
                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

NOTE 2. INVESTMENT MANAGEMENT FEES, ADMINISTRATION FEES AND OTHER TRANSACTIONS WITH AFFILIATES

    Investment Management Fees: Cohen & Steers Capital Management, Inc. (the investment manager) serves as the investment manager to the fund, pursuant to an investment management agreement (the management agreement). The investment manager furnishes a continuous investment program for the fund's portfolio, makes the day-to-day investment decisions for the fund and generally manages the fund's investments in accordance with the stated polices of the fund, subject to the general supervision of the board of directors of the fund. The investment manager also performs certain administrative services for the fund. For the services under the management agreement, the fund pays the investment manager a monthly management fee, computed daily and payable monthly at an annual rate of 0.85% of the fund's average daily managed asset value. Managed asset value is the net asset value of the common shares plus the liquidation preference of the preferred shares. For the period February 28, 2002 (commencement of operations) through December 31, 2002, the fund incurred investment management fees of $5,597,395.

    The investment manager has contractually agreed to waive investment management fees in the amount of 0.32% of average daily managed asset value for the first five fiscal years of the fund's operations, 0.26% of average daily managed asset value in year six, 0.20% of average daily managed asset value in year seven, 0.14% of average daily managed asset value in year eight, 0.08% of average daily managed asset value in year nine and 0.02% of average daily managed asset value in year 10. As long as this expense cap continues, it may lower the fund's expenses and increase its total return. For the period February 28, 2002 (commencement of operations) through December 31, 2002, the investment manager waived management fees of $2,107,254.

    Administration Fees: Pursuant to an administration agreement, the investment manager also performs certain administrative and accounting functions for the fund and receives a fee of 0.02% of the fund's average daily managed asset value. For the period February 28, 2002 (commencement of operations) through December 31, 2002, the fund incurred $131,703 in administration fees.

    Director's Fees: Certain directors and officers of the fund are also directors, officers and/or employees of the investment manager. None of the directors and officers so affiliated received compensation for their services. For the period February 28, 2002 (commencement of operations) through December 31, 2002, fees and related expenses accrued for nonaffiliated directors totaled $38,700.

NOTE 3. PURCHASES AND SALES OF SECURITIES

    Purchases and sales of securities, excluding short-term investments for the period February 28, 2002 (commencement of operations) through December 31, 2002, totaled $920,173,862 and $88,393,615, respectively.

NOTE 4. INCOME TAXES

    The fund had a return of capital of $8,942,086 ($0.23 per common share) for the period February 28, 2002 (commencement of operations) through December 31, 2002 which has been deducted from paid-in capital. Short-

--------------------------------------------------------------------------------
                                       17

--------------------------------------------------------------------------------
                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

term capital gains are reflected in the financial statements as realized gains on investments but are typically reclassified as ordinary income for tax purposes.

    For the period February 28, 2002 (commencement of operations) through December 31, 2002 the dividends and distributions to shareholders are characterized for tax purposes as follows:

Preferred shareholders:
    Ordinary income........................................  $ 3,509,955
    Long-term capital gains................................      434,405
                                                             -----------
         Total dividends and distributions to preferred
            shareholders...................................  $ 3,944,360
                                                             -----------
                                                             -----------
Common shareholders:
    Ordinary income........................................  $24,413,662
    Long-term capital gains................................    3,021,534
    Tax return of capital..................................    8,942,086
                                                             -----------
         Total dividends and distributions to common
            shareholders...................................  $36,377,282
                                                             -----------
                                                             -----------

    At December 31, 2002 the cost of investments and net unrealized appreciation for federal income tax purposes were as follows:

    Aggregate cost....................................  $825,582,228
                                                        ------------
                                                        ------------
    Gross unrealized appreciation.....................  $ 27,477,525
    Gross unrealized depreciation.....................   (46,291,529)
                                                        ------------
    Net unrealized depreciation on investments........   (18,814,004)
    Net unrealized depreciation on interest rate swap
      transactions....................................   (18,447,623)
                                                        ------------
    Net unrealized depreciation.......................  $(37,261,627)
                                                        ------------
                                                        ------------

    Net investment income and net realized gains differ for financial statement and tax purposes primarily due to return of capital and capital gain distributions received by the fund on portfolio securities. To the extent such differences are permanent in nature, such amounts are reclassified within the capital accounts. During the period February 28, 2002 (commencement of operations) through December 31, 2002 the fund decreased undistributed net investment income by $14,495,804, and increased accumulated net realized gain on investments by $14,495,804.

NOTE 5. CAPITAL STOCK

    On February 28, 2002, the fund completed the initial public offering of 34,000,000 shares of common stock. Proceeds paid to the fund amounted to $494,292,000 after deduction of underwriting commissions and offering expenses of $15,708,000.

--------------------------------------------------------------------------------
                                       18

--------------------------------------------------------------------------------
                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

    On March 8, 2002, the fund completed a subsequent offering of 2,000,000 shares of common stock. Proceeds paid to the fund amounted to $29,076,000 after deduction of underwriting commissions and offering expenses of $924,000.

    On March 21, 2002, the fund's underwriters exercised an option to purchase an additional 1,700,000 shares. Proceeds paid to the fund amounted to $24,714,600 after deduction of underwriting commissions and offering expenses of $785,400.

    On April 8, 2002, the fund's underwriters exercised an option to purchase an additional 681,983 shares. Proceeds paid to the fund amounted to $9,914,669 after deduction of underwriting commissions and offering expenses of $315,076.

    During the period February 28, 2002 (commencement of operations) through December 31, 2002, the fund issued 247,339 shares of common stock for the reinvestment of dividends.

    On April 4, 2002, the fund issued 2,800 taxable auction market preferred shares, Series T (par value $0.001), 2,800 taxable auction market preferred shares, Series W (par value $0.001), 2,800 taxable auction market preferred shares, Series TH (par value $0.001), and 2,800 taxable auction market preferred shares, Series F (par value $0.001) (together referred to as preferred shares). Proceeds paid to the fund amounted to $276,639,053 after deduction of underwriting commissions and offering expenses of $3,360,947. This issue has received a 'AAA/Aaa' rating from Standard & Poor's and Moody's.

    Preferred shares are senior to the fund's common shares and will rank on a parity with shares of any other series of preferred shares, and with shares of any other series of preferred stock of the fund, as to the payment of dividends and the distribution of assets upon liquidation. If the fund does not timely cure a failure to (1) maintain a discounted value of its portfolio equal to the preferred shares basic maintenance amount, (2) maintain the 1940 Act preferred shares asset coverage, or (3) file a required certificate related to asset coverage on time, the preferred shares will be subject to a mandatory redemption at the redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon to the date fixed for redemption. To the extent permitted under the 1940 Act and Maryland Law, the fund at its option may without consent of the holders of preferred shares, redeem preferred shares having a dividend period of one year or less, in whole, or in part, on the business day after the last day of such dividend period upon not less than 15 calendar days and not more than 40 calendar days prior to notice. The optional redemption price is $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon to the date fixed for redemption.

    The fund's common shares and preferred shares have equal voting rights of one vote per share and vote together as a single class. In addition, the affirmative vote of the holders a majority, as defined in the 1940 Act, of the outstanding preferred shares shall be required to (1) approve any plan of reorganization that would adversely affect the taxable auction market preferred shares and (2) any matter that materially and adversely affects the rights, preferences, or powers of that series.

--------------------------------------------------------------------------------
                                       19

--------------------------------------------------------------------------------
                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

NOTE 6. INVESTMENTS IN INTEREST RATE SWAPS

    The fund has entered into interest rate swap agreements with Merrill Lynch Derivative Products and UBS Warburg. Under the agreements the fund receives a floating rate of interest and pays a respective fixed rate of interest on the nominal value of the swaps. Details of the swaps at December 31, 2002 are as follows:

                                             NOTIONAL                     FLOATING RATE(a)                         UNREALIZED
               COUNTERPARTY                   AMOUNT      FIXED RATE     (RESET MONTHLY)      TERMINATION DATE   (DEPRECIATION)
               ------------                   ------      ----------     ---------------      ----------------   --------------
Merrill Lynch Derivative Products           $46,000,000     4.560%            1.440%            April 5, 2005     $ (2,589,448)
Merrill Lynch Derivative Products           $46,000,000     5.210%            1.440%            April 5, 2007       (4,297,632)
Merrill Lynch Derivative Products           $46,000,000     5.580%            1.440%            April 5, 2009       (5,440,526)
UBS Warburg                                 $24,000,000     4.450%            1.420%           April 15, 2005       (1,295,999)
UBS Warburg                                 $24,000,000     5.120%            1.420%           April 16, 2007       (2,139,051)
UBS Warburg                                 $24,000,000     5.495%            1.420%           April 15, 2009       (2,684,967)
                                                                                                                  ------------
                                                                                                                  $(18,447,623)
                                                                                                                  ------------
                                                                                                                  ------------

-------------------
(a) Based on LIBOR (London Interbank Offered Rate).

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                                       20

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                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Cohen & Steers Quality Income Realty Fund, Inc.:

    In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Cohen & Steers Quality Income Realty Fund, Inc. (the 'Fund') at December 31, 2002, the results of its operations, the changes in its net assets and the financial highlights for the period February 28, 2002 (commencement of operations) to December 31, 2002, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

                                                      PRICEWATERHOUSECOOPERS LLP

New York, New York
February 7, 2003

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                                       21

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                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

                           DIVIDEND REINVESTMENT PLAN

    The fund has a dividend reinvestment plan (the plan) commonly referred to as an 'opt-out' plan. Each shareholder will have all distributions of dividends and capital gains automatically reinvested in additional common shares by EquiServe Trust Company, NA as agent for common shareholders pursuant to the plan (the plan agent), unless they elect to receive cash. The plan agent will either
(i) effect purchases of common shares under the plan in the open market or
(ii) distribute newly issued common shares of the fund. Shareholders who elect not to participate in the plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the plan agent, as dividend disbursing agent. Shareholders whose common shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the plan.

    The plan agent serves as agent for the common shareholders in administering the plan. After the fund declares a dividend or makes a capital gain distribution, the plan agent will, as agent for the participants, either
(i) receive the cash payment and use it to buy common shares in the open market, on the NYSE or elsewhere, for the participants' accounts or (ii) distribute newly issued common shares of the fund on behalf of the participants. The plan agent will receive cash from the fund with which to buy common shares in the open market if, on the determination date, the net asset value per share exceeds the market price per share plus estimated brokerage commissions on that date. The plan agent will receive the dividend or distribution in newly issued common shares of the fund if, on the determination date, the market price per share plus estimated brokerage commissions equals or exceeds the net asset value per share of the fund on that date. The number of shares to be issued will be computed at a per share rate equal to the greater of (i) the net asset value or
(ii) 95% of the closing market price per share on the payment date.

    Participants in the plan may withdraw from the plan upon written notice to the plan agent. Such withdrawal will be effective immediately if received not less than ten days prior to a distribution record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the plan or upon termination of the plan as provided below, certificates for whole common shares credited to his or her account under the plan will be issued and a cash payment will be made for any fraction of a common share credited to such account. In the alternative, upon receipt of the participant's instructions, common shares will be sold and the proceeds sent to the participant less brokerage commissions and any applicable taxes.

    The plan agent maintains each common shareholder's account in the plan and furnishes confirmations of all acquisitions made for the participant as soon as practicable but no later than 60 days. Common shares in the account of each plan participant will be held by the plan agent on behalf of the participant. Proxy material relating to shareholders' meetings of the fund will include those shares purchased as well as shares held pursuant to the plan.

    In the case of shareholders, such as banks, brokers or nominees, which hold common shares for others who are the beneficial owners, the plan agent will administer the plan on the basis of the number of common shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are participants in the plan. Common

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                                       22

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                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

shares may be purchased through any of the underwriters, acting as broker or, after the completion of this offering, dealer.

    The plan agent's fees for the handling of reinvestment of dividends and other distributions will be paid by the fund. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the plan agent's open market purchases in connection with the reinvestment of distributions. There are no other charges to participants for reinvesting dividends or capital gain distributions. See 'Taxation.'

    The automatic reinvestment of dividends and other distributions will not relieve participants of any income tax that may be payable or required to be withheld on such dividends or distributions.

    Experience under the plan may indicate that changes are desirable. Accordingly, the fund reserves the right to amend or terminate the plan as applied to any distribution paid subsequent to written notice of the change sent to all shareholders of the fund at least 90 days before the record date for the dividend or distribution. The plan also may be amended or terminated by the plan agent by at least 90 days' written notice to all shareholders of the fund. All correspondence concerning the plan should be directed to the plan agent at (telephone 800-426-5523).

      Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the fund may purchase, from time to time, shares of its common stock in the open market.

                             ADDITIONAL INFORMATION

    During the period, there have been no material changes in the fund's investment objectives or fundamental policies that have not been approved by the shareholders. There have been no changes in the fund's charter or by-laws that would delay or prevent a change in control of the fund which have not been approved by shareholders. There have been no changes in the principal risk factors associated with the investment in the fund.

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                                       23

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                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

                               PRIVACY POLICY

The fund is committed to maintaining the privacy of its shareholders and to safeguarding their personal information. The following is provided to help you understand what personal information the fund collects, how we protect that information, and why in certain cases we may share this information with others.

The fund does not receive any personal information relating to shareholders who purchase shares through an intermediary that acts as the record owner of the shares. In the case of shareholders who are record owners of the fund, to conduct and process your business in an accurate and efficient manner, we must collect and maintain certain personal information about you. This is the information we collect on applications or other forms, and from the transactions you make with us.

The fund does not disclose any personal information about its shareholders or former shareholders to anyone, except as required or permitted by law or as is necessary to service shareholder accounts. We will share information with organizations, such as the fund's transfer agent, that assist the fund in carrying out its daily business operations. These organizations will use this information only for purposes of providing the services required or as otherwise as may be required by law. These organizations are not permitted to share or use this information for any other purpose. In addition, the fund restricts access to personal information about its shareholders to employees of the adviser who have a legitimate business need for the information.

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                                       24

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                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

                        INFORMATION ABOUT FUND DIRECTORS

                                                                                                    NUMBER OF
                                                                                                    PORTFOLIOS
                                                                                                     OVERSEEN
                                                                                                    WITHIN THE
                             POSITION(S) HELD     TERM OF     LENGTH OF   PRINCIPAL OCCUPATION(S)      FUND
  NAME, ADDRESS AND AGE         WITH FUND         OFFICE     TIME SERVED   DURING PAST FIVE YEARS    COMPLEX
--------------------------  ------------------  -----------  -----------  ------------------------  ----------
Robert H. Steers .........  Director, chairman  Until next      Since     Chairman of Cohen &           8
757 Third Avenue              and secretary     election of   inception   Steers Capital
New York, New York                               directors                Management, Inc., the
Age: 49                                                                   fund's investment
                                                                          manager.

Martin Cohen .............  Director,           Until next      Since     President of Cohen &          8
757 Third Avenue              president and     election of   inception   Steers Capital
New York, New York            treasurer          directors                Management, Inc., the
Age: 54                                                                   fund's investment
                                                                          manager.

Gregory C. Clark .........   Director           Until next      Since     Private Investor. Prior       8
99 Jane Street                                  election of   inception   thereto, President of
New York, New York                               directors                Wellspring Management
Age: 55                                                                   Group (investment
                                                                          advisory firm).

Bonnie Cohen .............   Director           Until next      Since     Consultant. Prior             8
1824 Phelps Place, N.W.                         election of   inception   thereto, Undersecretary
Washington, D.C.                                 directors                of State, United States
Age: 60                                                                   Department of State.

George Grossman ..........   Director           Until next      Since     Attorney-at-law.              8
17 Elm Place                                    election of   inception
Rye, New York                                    directors
Age: 49

Richard J. Norman ........   Director           Until next      Since     Private Investor. Prior       8
7520 Hackamore Drive                            election of   inception   thereto, Investment
Potomac, Maryland                                directors                Representative of Morgan
Age: 59                                                                   Stanley Dean Witter.

Willard H. Smith, Jr. ....   Director           Until next      Since     Director. Board member        8
7231 Encelia Drive                              election of   inception   of Essex Property Trust,
La Jolla, California                             directors                Inc., Highwoods
Age: 66                                                                   Properties, Inc. and
                                                                          Realty Income
                                                                          Corporation. Managing
                                                                          director at Merrill
                                                                          Lynch & Co., Equity
                                                                          Capital Markets Division
                                                                          from 1983 to 1995.

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                                       25






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                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

                MEET THE COHEN & STEERS FAMILY OF OPEN-END FUNDS:


          FOR HIGH CURRENT INCOME INCOME:                            FOR TOTAL RETURN

                COHEN & STEERS                                        COHEN & STEERS
              EQUITY INCOME FUND                                      REALTY SHARES

    IDEAL FOR INVESTORS SEEKING A HIGH DIVIDEND         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
    YIELD AND CAPITAL APPRECIATION, INVESTING           RETURN THROUGH BOTH CURRENT INCOME AND
    PRIMARILY IN REITS                                  CAPITAL APPRECIATION, INVESTING PRIMARILY IN
    A, B, C AND I SHARES AVAILABLE                      REITS
    SYMBOLS: CSEIX, CSBIX, CSCIX, CSDIX                 SYMBOL: CSRSX

          FOR CAPITAL APPRECIATION:                                 FOR TOTAL RETURN

                COHEN & STEERS                                        COHEN & STEERS
            SPECIAL EQUITY FUNDS                               INSTITUTIONAL REALTY SHARES

    IDEAL FOR INVESTORS SEEKING MAXIMUM CAPITAL         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
    APPRECIATION, INVESTING IN A LIMITED NUMBER         RETURN THROUGH BOTH CURRENT INCOME AND
    OF REITS AND OTHER REAL ESTATE COMPANIES            CAPITAL APPRECIATION, INVESTING PRIMARILY IN
    CONCENTRATED, HIGHLY FOCUSED PORTFOLIO              REITS
    SYMBOL: CSSPX                                       OFFERS LOW TOTAL EXPENSE RATIO
                                                        HIGHER MINIMUM PURCHASE REQUIRED
                                                        SYMBOL: CSRIX

                FOR MORE INFORMATION ABOUT ANY COHEN & STEERS FUND
                 OR TO OBTAIN A PROSPECTUS PLEASE CONTACT US AT:
           1-800-330-REIT, OR VISIT OUR WEB SITE AT COHENANDSTEERS.COM

THE PROSPECTUS CONTAINS MORE INFORMATION ABOUT EACH FUND INCLUDING ALL CHARGES
       AND EXPENSES, AND SHOULD BE READ CAREFULLY BEFORE YOU INVEST.

                                     COHEN & STEERS SECURITIES, LLC, DISTRIBUTOR

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                                       26

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                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

OFFICERS AND DIRECTORS                 KEY INFORMATION

 Robert H. Steers                      INVESTMENT MANAGER
 Director and chairman                 Cohen & Steers Capital Management,
                                       Inc.
 Martin Cohen                          757 Third Avenue
 Director and president                New York, NY 10017
                                       (212) 832-3232
 Gregory C. Clark
 Director                              FUND SUBADMINISTRATOR AND CUSTODIAN
                                       State Street Bank and Trust Company
 Bonnie Cohen                          225 Franklin Street
 Director                              Boston, MA 02110

 George Grossman                       TRANSFER AGENT -- COMMON SHARES
 Director                              Equiserve Trust Company
                                       150 Royall Street
 Richard J. Norman                     Canton, MA 02021
 Director                              (800) 426-5523

 Willard H. Smith Jr.                  TRANSFER AGENT -- PREFERRED SHARES
 Director                              The Bank of New York
                                       100 Church Street
 Greg E. Brooks                        New York, NY 10007
 Vice president
                                       LEGAL COUNSEL
 Adam Derechin                         Simpson Thacher & Bartlett
 Vice president and assistant          425 Lexington Avenue
 treasurer                             New York, NY 10017

 Lawrence B. Stoller                   New York Stock Exchange Symbol: RQI
 Assistant secretary
                                       Web site: cohenandsteers.com

                                       This report is for shareholder
                                       information. This is not a prospectus
                                       intended for use in the purchase or sale of fund shares. Past performance is of course no guarantee of future results and your investment may be worth more or less at the time you sell.

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                                       27

                                 COHEN & STEERS
                           QUALITY INCOME REALTY FUND

                                 ANNUAL REPORT
                               DECEMBER 31, 2002


COHEN & STEERS
QUALITY INCOME REALTY FUND
757 THIRD AVENUE
NEW YORK, NY 10017





                           STATEMENT OF DIFFERENCES

The section symbol shall be expressed as................................   'SS'
The division sign shall be expressed as...................................[div]